UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2025

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Josh Blacher Interim Chief Financial Officer Predictive Oncology Inc. 91 43rd Street, Suite 110 Pittsburgh, Pennsylvania 15201 (412) 432-1500 (Name, address and telephone number of agent for service)	Copy to: Alan Seem DLA Piper LLP (US) 3203 Hanover Street, Suite 100 Palo Alto, California 94304 (650) 833-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2025, Predictive Oncology Inc. (“POAI” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several institutional and accredited investors for the sale by the Company of 363,336 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $1.50 per share, in a registered direct offering. The offering closed on February 19, 2025.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the investors and customary indemnification rights and obligations of the parties. Pursuant to the terms of each of the Purchase Agreements, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreements) during the 5-day period following the closing of the offering, and for one year after the closing of the offering as concerns variable rate transactions, subject to certain exceptions contained therein.

The gross proceeds to the Company from the offering are approximately $545,004, before deducting the placement agent’s fees and other offering expenses. The Company intends to use the net proceeds from this offering for working capital and general corporate purposes.

The Shares were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2024 and subsequently declared effective on May 21, 2024 (File No. 333-279123) (the “Registration Statement”), and a related prospectus supplement filed on February 19, 2025.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. The Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual statement of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and such representations and warranties only speak as of the date as to which they were given.

Pursuant to an engagement letter dated as of May 21, 2024, between the Company and H.C. Wainwright & Co., LLC (“Wainwright”), as amended by the Letter Agreement, dated February 18, 2025 (as amended, the “Engagement Letter”) the Company has agreed to pay Wainwright an aggregate fee equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in the offering as well as a management fee equal to 1.0% of such gross proceeds, and $15,000 for fees and expenses of legal counsel. Pursuant to the Engagement Letter, the Company also issued to Wainwright or its designees warrants to purchase up to 7.0% of the aggregate number of shares of Common Stock sold in the transactions, or warrants to purchase up to an aggregate of 25,434 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable for five years from the commencement of sales in the offering and have an exercise price equal to 125% of the purchase price of share of Common Stock in this offering, or $1.875 per share. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Engagement Letter has a 12-month tail, right of first refusal, indemnity and other customary provisions for transactions of this nature.

The foregoing summaries of the form of Purchase Agreement and the Placement Agent Warrant do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibit 10.1 and 4.2, respectively to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the opinion of DLA Piper LLP relating to the legality of the issuance and the sale of the Shares is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Placement Agent Warrants and the shares of Common Stock issuable thereunder is hereby incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On February 19, 2025, the Company issued press releases regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.2	Form of Placement Agent Warrant
5.1	Opinion of DLA Piper LLP (US)
10.1	Form of Securities Purchase Agreement dated February 18, 2025
23.1	Consent of DLA Piper LLP (US) (Included in Exhibit 5.1)
99.1	Press release dated February 19, 2025
99.2	Press release dated February 19, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: February 19, 2025	By:	/s/ Josh Blacher
Josh Blacher
Interim Chief Financial Officer